UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HOLLEY INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME Tuesday, May 10, 2022 8: 00 a.m. Central Time	WHO CAN VOTE Stockholders of record as of the close of business on March 18, 2022 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof.
LOCATION Online via live audiocast on www.virtualshareholdermeeting.com/HLLY2022

VOTING ITEMS
PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1.	Election of two Class I directors named in this proxy statement	“FOR” each director nominee	Page 14
2.	Advisory vote to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022	“FOR”	Page 18

Stockholders will also transact any other business that may be properly presented at the Annual Meeting. This proxy statement is first being made available to our stockholders on March 31, 2022.

We are holding the Annual Meeting in a virtual-only format this year. We believe that this is the right choice for Holley and its stockholders as it provides expanded stockholder access, improves communications and, given the ongoing pandemic, promotes the health and safety of participants by allowing them to participate from any location. To attend the Annual Meeting online, vote, submit questions or view the list of registered stockholders during the meeting, stockholders of record will need to go to the meeting website listed above and log in using their 16-digit control number included on their proxy card. Beneficial owners should review these proxy materials and their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 8:30 a.m. Central Time on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://investor.holley.com.

As permitted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement, our 2021 Annual Report and a form of proxy card or voting instruction card (together, the “proxy materials”). This distribution process is more resource- and cost-efficient. The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials. If you elect to receive a paper copy, our proxy materials will be mailed to you.

We encourage you to review these proxy materials and vote your shares before the Annual Meeting.

By Order of the Board of Directors,

Tom Tomlinson
Chief Executive Officer
1801 Russellville Road
Bowling Green, KY 42101
March 31, 2022

HOW TO VOTE

INTERNET
To vote before the meeting,

visit www.proxyvote.com.

To vote at the meeting, visit www.virtualshareholdermeeting.com/HLLY2022.

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number printed

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voting instruction form.

TELEPHONE Dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the control number printed on your Notice, proxy card or voting instruction form.	MAIL If you received a paper copy of a proxy card by mail, mark, sign, date and promptly mail the proxy card in the postage-paid envelope	QR CODE Scan this QR code to vote with your mobile device. You will need the control number printed on your notice, proxy card or voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 10, 2022

The notice, proxy statement and 2021 Annual Report on Form 10-K are available at www.proxyvote.com.

INDEX OF FREQUENTLY REQUESTED INFORMATION
Board Leadership Structure	7
Board Committees	9
Director Compensation	13
Director Independence	7
Director Nominees	14
Employment Agreements	22
Governance Documents	12
Related Person Transaction Policy	28
Risk Oversight	12

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2021 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

Unless the context otherwise requires, references in this proxy statement to “Holley,” “we,” “us,” “our,” “our company” and “the Company” refer to Holley Inc.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

DATE AND TIME May 10, 2022 at 8:00 a.m. Central Time	LOCATION Online at www.virtualshareholdermeeting.com/HLLY2022	RECORD DATE March 18, 2022

VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of Directors	“FOR” each director nominee	Page 14
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	“FOR”	Page 18

Company Overview and Business Strategy

Founded in 1903, Holley has been a part of the automotive industry for well over a century. We are a leading designer, marketer, and manufacturer of high-performance automotive aftermarket products for car and truck enthusiasts. Our products span a number of automotive platforms and are sold across multiple channels. We attribute a major component of our success to our brands, including “Holley”, “APR”, “MSD” and “Flowmaster”, among others. In addition, we have recently added to our brand lineup through a series of strategic acquisitions, including our 2020 acquisitions of Simpson Racing Products, Inc., Drake Automotive Group LLC and Detroit Speed, Inc. and our 2021 acquisitions of substantially all the assets of AEM Performance Electronics, Finspeed, LLC, Classic Instruments LLC, ADS Precision Machining, Inc., d.b.a. Arizona Desert Shocks, Baer, Inc, d.b.a. Baer Brakes, Brothers Mail Order Industries, Inc., d.b.a. Brothers Trucks, Rocket Performance Machine, Inc., d.b.a. Rocket Racing Wheels, and Speartech Fuel Injections Systems, Inc. Through these strategic acquisitions, we have increased our market position in the otherwise highly fragmented performance automotive aftermarket industry.

We operate in the performance automotive aftermarket parts industry. We believe there is ample opportunity to continue our expansion into new products and markets, such as exterior accessories and mobile electronics, representing a natural progression for us to grow market share as these adjacencies are driven by passionate enthusiasts, consistent with our core categories.

Our vision is to be the most compelling and inclusive platform for automotive enthusiasts, to inspire and support enthusiasts’ transition to cleaner, more sustainable technologies, and to further accelerate the automotive lifestyle. Our aim is to provide a platform where automotive enthusiasts can purchase aftermarket auto parts for both old model restorations and new vehicle enhancements. We believe our consumers are enthusiastic and passionate about the performance and the personalization of their classic and modern cars. We aim to provide the products and service they need to pursue that passion.

Business Combination and Corporate Structure

As previously disclosed, on July 16, 2021 (the “Closing Date”), we consummated a business combination (“Business Combination”) pursuant to that certain Agreement and Plan of Merger dated March 11, 2021 (the “Merger Agreement”), by and among Empower Ltd., (“Empower”), Empower Merger Sub I Inc., a direct wholly owned subsidiary of Empower (“Merger Sub I”), Empower Merger Sub II LLC, a direct wholly owned subsidiary of Empower (“Merger Sub II”), and Holley Intermediate Holdings, Inc. (“Holdings”). The Merger Agreement provided for, among other things, the following transactions: (i) Merger Sub I merged with and into Holdings, the separate corporate existence of Merger Sub I ceased and Holdings became the surviving corporation, and (ii) Holdings merged with and into Merger Sub II, the separate corporate existence of Holdings ceased and Merger Sub II became the surviving limited liability company. Upon closing, Empower changed its name to Holley Inc. and its trading symbol on the New York Stock Exchange (the “NYSE”) from “EMPW” to “HLLY.”

Directors

The following provides summary information about each current director and director nominee.

NAME AND OCCUPATION	AGE	OTHER PUBLIC BOARDS	COMMITTEE MEMBERSHIPS
			AC	CTC	NGC
OWEN M. BASHAM IND Principal, Sentinel Capital Partners	36	0
GINA BIANCHINI* IND Founder and CEO, Mighty Networks	49	0
JAMES D. COADY IND Partner, Sentinel Capital Partners	52	0
MICHELLE GLOECKLER IND Former Chief Merchant & President International, Academy Sports & Outdoors	55	2
GINGER M. JONES IND Former SVP and CFO, Cooper Tire & Rubber Company	57	2	✚
MATTHEW RUBEL IND CHAIR Chairman, Holley Inc.; Chairman of Executive Board, MidOcean Partners	64	1	✚
ANITA SEHGAL** IND NOMINEE SVP, Marketing & Communications, Houston Astros	49	1
TOM TOMLINSON CEO, Holley Inc.	62	0

*Ms. Bianchini is not subject to re-election at the Annual Meeting and will step down from the Board at the completion of the Annual Meeting.

*If elected, the Board expects to appoint Ms. Sehgal to the Audit Committee and Nominating and Governance Committee. Mr.Coady will rotate off the Nominating and Governance Committee.

AC – Audit Committee CTC – Compensation and Talent Committee NGC – Nominating and Governance Committee IND Independent	Chair	Member
✚ Audit Committee Financial Expert

Board Snapshot*

*Reflects Board following the Annual Meeting, assuming each of the director nominees is elected.

Corporate Governance Highlights

●	Independent Chairman of the Board

●	Six of seven directors are independent

●	100% independent Board committees

●	Robust director search process, which requires that the pool of candidates includes women and minorities and that the Nominating and Governance Committee interview at least one woman and one minority candidate

●	Annual Board and committee self-evaluations

●	Regular executive sessions where independent directors meet without management present

●	Robust director onboarding practice, which includes facility tours, management team meetings, etc.

●	Active Board oversight of strategy, risk management, and environmental, social and governance matters

●	Hedging/pledging prohibited

●	No poison pill

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We believe that an effective board should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. As such, our Board of Directors (the “Board”) expects directors to be open and forthright, to develop a deep understanding of the Company’s business, to exercise sound judgment in fulfilling their oversight responsibilities, to embrace Holley’s values and culture and to possess the highest levels of integrity.

The evaluation and selection of director nominees is a key aspect of our Nominating and Governance Committee’s regular evaluation of the composition of, and criteria for membership on, our Board. The Board and the Nominating and Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, age and sexual orientation. As part of the search process for each new director, the Nominating and Governance Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to do so), and interviews at least one woman and one minority candidate.

Board Composition

On the Closing Date, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with affiliates of Sentinel Capital Partners and MidOcean Partners whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance.

The Stockholders’ Agreement provides that the authorized number of directors for our Board be seven. An affiliate of Sentinel Capital Partners (“Sentinel”) initially had the right to nominate three directors to serve on the Board, one of whom must satisfy the independent director requirements under NYSE listing standards, and an affiliate of MidOcean Partners (the “MidOcean Sponsor”) initially had the right to nominate two directors to serve on the Board. Sentinel designated Messrs. Basham and Coady and Ms. Gloeckler to serve as directors and the MidOcean Sponsor designated Mr. Rubel and Ms. Bianchini to serve as directors following the closing of the Business Combination on July 16, 2021. Ms. Bianchini is not subject to re-election at the Annual Meeting and will step down from the Board at the completion of the Annual Meeting. As a result, the MidOcean Sponsor has designated Ms. Sehgal to stand for election at the Annual Meeting.

Sentinel and the MidOcean Sponsor have the right to nominate for election to the Board the following number of directors for so long as the shares beneficially owned by Sentinel and the MidOcean Sponsor as a percentage of the shares held by Sentinel or the MidOcean Sponsor, as applicable, immediately after the Closing Date is equal to or greater than the percentage indicated in the left hand column of the table below:

OWNERSHIP PERCENTAGE	DIRECTOR DESIGNEES
Sentinel
64% or greater	3
39% or greater, up to but not including 64%	2
14% or greater, up to but not including 39%	1
Less than 14%	0
MidOcean Sponsor
50% or greater	2
25% or greater, up to but not including 50%	1
Less than 25%	0

The Stockholder’s Agreement provided that the Company initially designate Mr. Tomlinson and Ms. Jones to serve as directors and Mr. Rubel to serve as Chairman of the Board.

Additionally, pursuant to the Stockholders’ Agreement, for so long as Sentinel or the MidOcean Sponsor, as applicable, has the right to designate at least two directors for election to the Board, Sentinel and the MidOcean Sponsor, severally, shall have the right to appoint one director designee to serve on each of the standing committees, subject to applicable New York Stock Exchange (“NYSE”) listing standards.

Director Independence

Our Board has determined that each of Messrs. Rubel, Basham, and Coady and Mses. Bianchini, Jones, Gloeckler and Sehgal are independent as defined under the NYSE listing standards. In making these independence determinations, our Board has reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including Messrs. Basham’s and Coady’s affiliation with Sentinel Capital Partners, which beneficially owns 57.35% of the Company’s Common Stock. With respect to Mr. Rubel, the Board considered that Mr. Rubel serves as Chairman of MidOcean Partners’ Executive Board, an advisory board that provides industry insights to MidOcean Partners’ investment teams and portfolio companies. MidOcean beneficially owns 10.47% of the Company’s Common Stock. In each case, the Board determined that such relationships did not impair such directors’ independence. In addition to determining whether each director satisfies the director independence requirements set forth in the NYSE listing standards, in the case of members of the Audit Committee, our Board has also made an affirmative determination that members satisfy separate independence requirements under the Securities and Exchange Commission (“SEC”) rules for such members.

Controlled Company Exception

Sentinel beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock, making us a “controlled company” within the meaning of the NYSE corporate governance standards. Under the NYSE rules, a company of which more than 50% of the voting power is held by an individual, company or group of persons acting together is a controlled company and may elect not to comply with certain NYSE corporate governance requirements, including the requirements that: (i) a majority of the board of directors consist of independent directors; (ii) the nominating and governance committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (iii) the compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. These requirements will not apply to us as long as we remain a controlled company. We are not utilizing these exemptions; however, if in the future we decide to rely on such exemptions, we may elect not to comply with the foregoing NYSE corporate governance requirements and, if we do, investors in our securities may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance requirements.

Board Leadership Structure

The Board annually reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. The Board selects its Chairman and the Chief Executive Officer (the “CEO”) in a way it considers in the best interests of the Company. The Board does not have a policy on whether the role of Chairman and CEO should be separate or combined. Currently, the roles of Chairman of the Board and CEO are separate and the Chairman is an independent director. Our Board believes that our current structure, with an independent Chairman who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of Holley and its stockholders.

Director Nominations

The Nominating and Governance Committee evaluates the composition of the Board annually to assess whether the skills, experience, characteristics and other criteria established by the Board are currently represented on the Board as a whole, and in individual directors, and to assess the criteria that may be needed in the future in light of the Company’s anticipated needs. The Board and the Nominating and Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, age and sexual orientation. The Board will assess its effectiveness in this regard as part of the annual board and director evaluation process. As part of the search process for each new director, the Nominating and Governance Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to do so), and interviews at least one woman and one minority candidate.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. The Nominating and Governance Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria established by Board, and any stockholder recommendations for director are evaluated in the same manner as other candidates considered by the Nominating and Governance Committee. Stockholders that wish to nominate a director for election to our Board should follow the procedures described below.

Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. In the case of Ms. Sehgal, a current director identified her as a potential director nominee.

Procedures for Recommending Individuals to Serve as Directors

The Nominating and Governance Committee also considers director candidates recommended by our stockholders. Any stockholder who wishes to propose director nominees for consideration by the Nominating and Governance Committee, but does not wish to present such proposal at an annual meeting of stockholders, may do so at any time by sending each proposed nominee’s name and a description of his or her qualifications for board membership to the chair of the Nominating and Governance Committee in writing to, c/o Chief Financial Officer, at Holley Inc., 1801 Russellville Road, Bowling Green, KY 42101. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of the Company’s bylaws. The Nominating and Governance Committee evaluates nominee recommendations submitted by stockholders in the same manner in which it evaluates other director nominees.

Board Qualifications and Diversity

The following chart shows how certain relevant and important skills, experience, characteristics and other criteria, including diversity of viewpoints, are currently represented on our Board. This chart is not intended to be an exhaustive list for each director, but instead intentionally focuses on the primary skillsets each director contributes. We believe the combination of the skills and qualifications shown below demonstrates how our board is well-positioned to provide effective oversight and strategic advice to our management.

	BASHAM	BIANCHINI	COADY	GLOECKLER	JONES	TOMLINSON	RUBEL
Corporate Strategy	●	●	●	●	●	●	●
Automotive Industry	●		●		●	●
Mergers and Acquisitions	●	●	●	●	●	●	●
Senior Executive Leadership			●	●	●	●	●
Accounting / Financial Reporting	●		●	●	●	●	●
Human Capital Management		●		●	●		●
Sales / Marketing		●	●	●		●	●
Public Company Governance	●	●	●	●	●	●	●
Legal / Regulatory					●		●
Diversity (Gender)	M	F	M	F	F	M	M

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation and Talent Committee and a Nominating and Governance Committee. In accordance with our Corporate Governance Guidelines, the independent directors meet in executive session without management present at every Board meeting and the Chairman of the Board presides at executive sessions.

During the fiscal year ended December 31, 2021, the Board held four meetings, including three meetings following the Business Combination through the end of 2021, and there were six meetings of the Audit Committee, two meetings of the Compensation and Talent Committee, and two meetings of the Nominating and Governance Committee. Each of our incumbent directors attended at least 75% of the meetings of our Board and the respective committees of which he or she was a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2021.

Directors are expected to attend the annual meeting of stockholders absent unusual circumstances. In 2021, we did not hold an annual meeting.

AUDIT COMMITTEE
MEMBERS Ginger M. Jones (Chair) Gina Bianchini Matthew Rubel

PRINCIPAL RESPONSIBILITIES:
The primary role of the Audit Committee is to exercise primary financial oversight on behalf of the Board. The Audit Committee represents and assists the Board in discharging its oversight responsibility relating to: (a) the accounting and financial reporting processes of the Company and its subsidiaries, including the audits of the Company’s financial statements and the integrity of the financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the outside auditor’s qualifications, independence and performance; (d) the design and implementation of the Company’s internal audit function and (e) the performance of the Company’s outside auditor. The Company’s management team is responsible for preparing financial statements, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

We have adopted a committee charter that details the principal functions of the Audit Committee, including:

●  the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●  pre-approving all audit and permissible non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●  reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●  reviewing and discussing with management and the independent auditor our annual audited and quarterly financial statements, including management’s discussion and analysis of financial condition and operations and the independent auditor’s reports related to the financial statements;

●  receiving reports from management and the independent auditors on, and review and discuss the adequacy and effectiveness of, our internal controls and disclosure controls and procedures;

●  reviewing and discussing the Company’s practices with respect to risk assessment and risk management, and risks related to matters including the Company’s financial statements and financial reporting processes, compliance, and information technology and cybersecurity; and

●  overseeing the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s code(s) of conduct and the Company’s policies and procedures for monitoring compliance.

Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent under the standards and rules applicable to audit committee members. Each of Ms. Jones, Ms. Bianchini and Mr. Rubel qualifies as an “independent” director for purposes of the SEC rules and NYSE listing standards that are applicable to audit committee members. Each member of the Audit Committee is financially literate, and our Board has determined that each of Ms. Jones and Mr. Rubel qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee has established and oversees procedures for handling reports of potential misconduct, and whereby complaints or concerns regarding accounting, internal accounting controls, auditing or federal securities law matters may be submitted anonymously to the Audit Committee. The Audit Committee has the authority to retain counsel and other advisers as it determines appropriate to assist in performance of its functions at our expense.

COMPENSATION AND TALENT COMMITTEE
MEMBERS Michelle Gloeckler (Chair) Owen M. Basham James D. Coady

PRINCIPAL RESPONSIBILITIES:
The Compensation and Talent Committee is responsible for approving, or recommending to the Board for approval, the compensation payable to the executive officers of the Company and administering the Company’s equity compensation plans.

The Compensation and Talent Committee acts on behalf of and in conjunction with the Board to establish or recommend the compensation of our executive officers and to provide oversight of our overall compensation philosophy, policies and programs.

We have adopted a committee charter that details the principal functions of the Compensation and Talent Committee, including:

●  reviewing and approving the corporate goals and objectives relevant to our CEO’s compensation, evaluating our CEO’s performance in light of such goals and objectives and recommending to the independent directors of the Board for approval the compensation of our CEO based on such evaluation;

●  overseeing the evaluation of executive officers other than the CEO and reviewing and recommending to the Board for approval the compensation of such other executive officers based upon the recommendation of the CEO;

●  administering and making recommendation to the Board with respect to our incentive compensation and equity-based compensation plans that are subject to Board approval;

●  approving and amending or modifying the terms of other compensation and benefit plans;

●  reviewing, evaluating and recommending changes, if appropriate, to the compensation for directors;

●  overseeing and reviewing succession planning and management development;

●  overseeing the Company’s engagement with stockholders on executive compensation; and

●  overseeing our strategies and policies related to human capital management, including with respect to matters such as talent development and retention, workplace environment and culture and diversity and inclusion.

The Compensation and Talent Committee may delegate its duties and responsibilities to one or more subcommittees, consisting of not less than two members of the Compensation and Talent Committee, as it determines appropriate.

The Compensation and Talent Committee comprises at least three directors, consisting entirely of independent directors who meet the NYSE independence requirements, and otherwise meet NYSE compensation committee composition requirements. Additionally, at least two members of the Compensation and Talent Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

The Compensation and Talent Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other advisers, at our expense, and are directly responsible for the appointment, compensation and oversight of the work of any such advisers. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation and Talent Committee considers the independence of each such adviser, including the factors required by NYSE listing standards and the SEC.

The Compensation and Talent Committee engaged Korn Ferry in 2021 to serve as the compensation consultant for the Compensation and Talent Committee post-Business Combination and to provide advice in connection with the design of the Company’s 2021 compensation program for directors and executives following the Business Combination. Korn Ferry did not provide any other services to the Company or management, and only received fees from the Company for the services it provided to the Compensation and Talent Committee. The Compensation and Talent Committee evaluated Korn Ferry’s independence under the applicable NYSE and SEC standards and concluded that Korn Ferry was independent of the Company and that its services raised no conflicts of interest.

NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS Michelle Gloeckler (Chair) Owen M. Basham James D. Coady

PRINCIPAL RESPONSIBILITIES:
The Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. The Nominating and Governance Committee is responsible for evaluating the composition, size and functioning of the Board and its committees and making recommendations regarding the appointment of directors to the committees, establishing procedures for considering stockholder nominees to the Board, and reviewing the corporate governance principles and making recommendations to the Board regarding possible changes.

We have adopted a committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

●  reviewing and recommending to the Board the skills, experience, characteristics and other criteria for identifying and evaluating directors;

●  identifying, reviewing the qualifications of, and recruiting individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to our Board candidates for nomination for election or reelection at the annual meeting of stockholders or to fill vacancies on our Board;

●  developing and recommending to our Board a set of corporate governance principles;

●  annually reviewing the Board’s leadership structure and recommending changes to the Board as appropriate;

●  overseeing succession planning for the Board and key leadership roles on the Board and its committees;

●  overseeing the annual self-evaluation of our Board, its committees, and individual directors;

●  overseeing our stockholder engagement program, and making recommendations to the Board regarding its involvement in stockholder engagement;

●  overseeing our environmental, social, and governance programs, policies, and activities, monitoring developments and emerging trends relating to these issues, and reporting to the Board on such matters; and

●  annually evaluating the performance of the Nominating and Governance Committee and assessing the adequacy of the Nominating and Governance Committee’s charter.

The Nominating and Governance Committee comprises at least three directors, consisting entirely of independent directors under the NYSE independence requirements.

The Nominating and Governance Committee has the authority to retain counsel and other advisers as it determines appropriate to assist in performance of its functions at our expense, including any search firm to be used to identify director candidates, and to approve the fees and other retention terms of any such advisers.

Risk Oversight

A core responsibility of the Board is to oversee the Company’s processes for assessing and managing risk. The Board accomplishes this oversight through the regular reporting to the Board by the Audit Committee. The Audit Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

BOARD
Oversees the Company’s processes for assessing and managing risk

AUDIT COMMITTEE	COMPENSATION AND TALENT COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE
● Reviews and discusses the Company’s practices with respect to risk assessment and risk management, and risks related to matters including the Company’s financial statements and financial reporting processes, compliance, and information technology and cybersecurity	● Oversees the assessment of the risks related to the Company’s compensation policies and programs applicable to officers and employees, and reports to the Board on the results of this assessment	● Oversees risks related to corporate governance as well as risks related to environmental, social and governance matters relevant to the Company’s business

MANAGEMENT
CEO and Chief Financial Officer and other members of management monitor and implement policies for managing the Company’s risks, including those related to legal, accounting and financial matters, and report periodically on these matters to the Board and its Committees

Communications with Directors

Stockholders may contact the Board by mailing correspondence “c/o Chief Financial Officer” to the Company’s principal offices at 1801 Russellville Road, Bowling Green, KY 42101. Correspondence will be forwarded to the respective director, except that the Corporate Secretary reserves the right not to forward advertisements or solicitations, customer complaints, obscene or offensive items, communications unrelated to the Company’s affairs, business or governance, or otherwise inappropriate materials.

Governance Documents

The Audit Committee, Compensation and Talent Committee, and Nominating and Governance Committee each operate pursuant to written charters adopted by the Board. These charters, along with the Corporate Governance Guidelines and the Code of Business Conduct and Ethics, are available at the Company’s website. To access these documents from the Company’s website, go to investor.holley.com and select “Governance” and “Governance Documents” from the drop-down menu.

Our Board adopted a Code of Business Conduct and Ethics relating to the conduct of our business by all of our employees, executive officers (including our principal executive officer and principal financial officer/principal accounting officer (or persons performing similar functions)) and directors. This code satisfies the requirement that we have a “code of conduct” under NYSE and SEC rules and is available on our website identified above. To the extent required, we intend to disclose future amendments to certain provisions of this code, or waivers of such provisions, applicable to any of our executive officers or directors, on our website identified above.

Hedging Policy

Our Insider Trading Policy prohibits all directors, officers, and employees, as well as members of such persons’ immediate families and households (other than household employees) and such persons’ controlled entities, from engaging in the following: (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls; and (d) hedging transactions with respect to Company securities.

The Insider Trading Policy further prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Director Compensation

The chart below sets forth the fees paid to directors in 2021.

Annual Cash Retainer (other than the Chairman):	$70,000
Chairman of the Board of Directors	$110,000
Committee Chairperson Retainers:
Audit Committee	$25,000
Compensation and Talent Committee	$15,000
Committee Membership Retainers:
Audit Committee	$10,000
Compensation and Talent Committee	$10,000
Nominating and Governance Committee	$10,000

The Compensation Committee believes directors’ incentives should be to improve the long-term value of the Company and promote stockholder returns. Accordingly, in addition to the above fees, our directors are also compensated with awards under the 2021 Plan. On September 23, 2021, the Company awarded each non-employee director 17,000 restricted stock units. The restricted stock units vest on July 16, 2022, (the first anniversary of the Closing Date), provided that the director remains on the Board through such date. In addition, the Company has entered into an indemnification agreement with each of its Directors, which requires the Company to indemnify them against certain liabilities that may arise as a result of their status or service as Directors of the Company. The Company also pays the premiums on the directors’ and officers’ liability insurance policies. The Company also reimburses members of the Board of Directors for travel expenditures related to their services to the Company.

The following table sets forth the compensation awarded to, earned by, or paid to the Board of Holley during the fiscal year ended December 31, 2021:

Director[1]	Fees Earned or Paid in Cash ($)	Stock Awards ($)[2]	Total ($)
Owen Basham[3]	90,000	205,020	295,020
Gina Bianchini	80,000	205,020	285,020
James Coady[3]	90,000	205,020	295,020
Michelle Gloeckler	95,000	205,020	300,020
Ginger M. Jones	95,000	205,020	300,020
Matthew Rubel	120,000	205,020	325,020

(1)	Mr. Tomlinson, as an employee director, did not receive compensation for his service on the board of directors of Holley.

(2)	On September 23, 2021, each director was issued 17,000 restricted stock units that vest in full on July 16, 2022. Amounts in this column represent the aggregate grant date fair value of the restricted stock units granted during fiscal 2021, calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying this calculation, please read Note 13 to our consolidated financial statements for the fiscal year ended December 31, 2021 located in our Annual Report on Form 10-K for such fiscal year.

(3)	Director cash compensation attributable to Mr. Basham’s and Mr. Coady’s service was paid to Sentinel Capital Partners.

PROPOSAL 1

Election of Directors

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Class I directors, which consist of Mses. Bianchini and Gloeckler, will initially serve for a term expiring at this Annual Meeting. Class II directors, which consists of Ms. Jones and Mr. Coady, and Class III directors, which consists of Messrs. Rubel, Tomlinson and Basham, will initially serve for a term expiring at the 2023 and 2024 annual meeting of stockholders, respectively. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting of the stockholders. There will be no limit on the number of terms a director may serve on the Board.

There are two Class I directors whose term of office expires at the Annual Meeting. Our Nominating and Governance committee has recommended, and our Board has approved, Michelle Gloeckler and Anita Sehgal as nominees for election as directors at the Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve until the 2025 annual meeting of stockholders or until her successor has been duly elected and qualified, or, if sooner, until her earlier death, resignation removal, retirement or disqualification. Ms. Bianchini, who currently serves as a Class I director, will not be standing for re-election and her term as director will end at the conclusion of the Annual Meeting.

Each of the nominees has consented to serve as a director, if elected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If any nominee becomes unable or unwilling to stand for election as a director, proxies will be voted for any substitute as designated by the Board, or alternatively, the Board may reduce the size of the Board.

Our Board recommends a vote “FOR” the election of each nominee.

Director Nominees

For each of the two director nominees standing for election, the following describes certain biographical information and the specific experience, qualifications, attributes or skills that qualify them to serve as our directors and, as applicable, the Board committees on which they serve.

Michelle Gloeckler | 55 Former Chief Merchant & President International, Academy Sports & Outdoors DIRECTOR SINCE: 2021

COMMITTEES ● Compensation and Talent Committee (Chair) ● Nominating and Governance Committee (Chair)	OTHER PUBLIC COMPANY BOARDS ● BJ’s Wholesale Club ● The Duckhorn Portfolio, Inc.

BACKGROUND

Ms. Gloeckler has served as a member of our Board since July 2021. In December 2021, Ms. Gloeckler was appointed as an independent member of the board of directors of Pairwise. Ms. Gloeckler has been a member of the board of directors of BJ’s Wholesale Club (NYSE: BJ) since September 2019, where she serves on the nominating and governance committee. In mid-May 2021, Ms. Gloeckler was appointed as a member of the board of directors of The Duckhorn Portfolio, Inc. (NYSE: NAPA), where she serves on the audit committee and nominating and corporate governance committee. Ms. Gloeckler is a former retail executive with more than thirty years of experience in retail, consumer-packaged goods, merchandising, sourcing, manufacturing and strategy. Ms. Gloeckler served as an independent director on Benson Hill Biosystems, Inc.’s board and audit committee from 2019 to 2021, and was the Chief Merchant & President International for Academy Sports & Outdoors, a sporting goods retailer, from August 2016 to January 2019. Ms. Gloeckler served as Executive Vice President, Consumables, Health and Wellness at Walmart Inc. (NYSE: WMT), from February 2009 to August 2016, where she led Walmart’s health and wellness unit and US manufacturing initiative. Prior to that, Ms. Gloeckler held leadership roles at The Hershey Company, a global confectionary manufacturer. Ms. Gloeckler is an advisor for Blendid, PEEP Performance – GO2 Devices and The University of Michigan Dean’s Advisory Counsel. She holds a bachelor’s degree in Communication and Psychology from the University of Michigan.

Ms. Gloeckler’s qualifications to serve on our Board include her extensive business and management experience, along with her extensive private and public company board and committee experience.

Anita Sehgal | 49 SVP, Marketing & Communications, Houston Astros DIRECTOR NOMINEE

COMMITTEES If elected, the Board expects to appoint Ms. Sehgal to the Audit Committee and Nominating and Governance Committee.	OTHER PUBLIC COMPANY BOARDS ● Reitmans (Canada) Limited (RET)

BACKGROUND

Ms. Sehgal has served as Senior Vice President, Marketing & Communications with the Houston Astros, a Major League Baseball team, since 2015. In her role, Ms. Sehgal provides strategic leadership for the ballclub’s retail, advertising, marketing, communications, broadcasting, and alumni relations, including support for a broad variety of sponsorship, ticket, special event, community, and the Astros Golf Foundation and Houston Open initiatives. Prior to joining the Houston Astros, Ms. Sehgal spent over 20 years in various strategic marketing functions with several organizations, including FGL Sports, Best Buy and most recently Academy Sports + Outdoors. Ms. Sehgal received a bachelor’s of business administration degree, with a focus in marketing and human resources, from the University of Regina. She plays an active role in several Houston-based organizations, including her position as an Executive Committee Board Member of the Boys and Girls Club of Greater Houston, and a board member of WISE Houston. She is also a Board Director for Reitmans (Canada) Limited, and an active Brand 50 member of World 50. In 2016, Ms. Sehgal was honored as one of Houston’s Top 15 Business Women by the National Diversity Council. In 2018, Ms. Sehgal was honored again by the National Diversity Council as the National Business Woman of the Year. She also received honors in 2018 as one of Texas Executive Women’s Women on the Move. Most recently, Ms. Sehgal was recognized in 2021 by the National Diversity Council as a Power 50, for her contributions and commitment to both business and community. In November 2021, Ms. Sehgal was celebrated as the 2021 Woman of Inspiration by WISE Houston.

Ms. Sehgal’s qualifications to serve on our Board include her extensive business and marketing experience.

Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders

James D. Coady | 52 Partner, Sentinel Capital Partners DIRECTOR SINCE: 2021

COMMITTEES ● Compensation and Talent Committee ● Nominating and Governance Committee	OTHER PUBLIC COMPANY BOARDS None

BACKGROUND

Mr. Coady has served as a member of our Board since July 2021 and, prior to the Business Combination, previously served as a director of Holley Intermediate since 2018. Mr. Coady is a partner of Sentinel Capital Partners. Prior to joining Sentinel in 1998, Mr. Coady spent three years as an associate at First Chicago Equity Capital, the private equity division of First Chicago NBD and two years as an analyst at Alex. Brown & Sons. Mr. Coady holds an MBA from Northwestern University’s J.L. Kellogg Graduate School of Business and an AB from Harvard University. He currently serves as a director of Sentinel portfolio companies Cabi, Empire Auto Parts, and Newk’s Eatery. He also served as a director of Chase Doors, Checkers, Colson, Cottman, Engineered Controls, Falcon Holdings, Fasloc, Huddle House, Interim Healthcare, Massage Envy, Metro Dentalcare, Midwest Wholesale, Nivel, NorSun Food Group, Pet Supplies Plus, Quick Weight Loss Centers, RotoMetrics, Southern California Pizza, and Vintage Parts prior to Sentinel’s sale of these businesses.

Mr. Coady’s qualifications to serve on our Board include his experience related to private equity and transactional matters and post-acquisition oversight of operational performance at portfolio companies.

Ginger M. Jones | 57 Former SVP and CFO, Cooper Tire & Rubber Company DIRECTOR SINCE: 2021

COMMITTEES ● Audit Committee (Chair)	OTHER PUBLIC COMPANY BOARDS ● Tronox Holdings plc ● Nordson Corporation

BACKGROUND

Ms. Jones has served as a member of our Board since July 2021. Ms. Jones has been a member of the board of directors of Tronox Holdings plc (NYSE: TROX) since April 4, 2018, and currently serves as its audit committee chair and member of the human resources and compensation committee. Since December 2019, Ms. Jones has served as a member of the board of directors of Nordson Corporation (NASDAQ: NDSN), and currently serves on the audit committee. From October 2013 to October 2020, Ms. Jones was a member of the board of directors of Libbey Inc. (NYSE: LBY), where she chaired its audit committee. Prior to her retirement in December 2018, Ms. Jones served as Vice President and Chief Financial Officer of Cooper Tire & Rubber Company (NYSE: CTB) beginning in December 2014 and was promoted to Senior Vice President and Chief Financial Officer in February 2016. At Cooper, Ms. Jones was responsible for Cooper’s financial operations, investor relations, business information systems and corporate strategic planning. Prior to joining Cooper, Ms. Jones served as Senior Vice President and Chief Financial Officer of Plexus Corp. (NASDAQ: PLXS) from 2007 to 2014, and Vice President and Corporate Controller of Banta Corporation from 2002 to 2007 (formerly NYSE: BN). A certified public accountant, Ms. Jones began her career with Deloitte & Touche. Ms. Jones holds a Master of Business Administration from The Ohio State University and a bachelor’s degree in Accounting from the University of Utah.

Ms. Jones’ qualifications to serve on our Board include her substantial experience in accounting and finance, along with her extensive experience in senior management.

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Owen M. Basham | 36 Principal, Sentinel Capital Partners DIRECTOR SINCE: 2021

COMMITTEES ● Compensation and Talent Committee ● Nominating and Governance Committee	OTHER PUBLIC COMPANY BOARDS None

BACKGROUND

Mr. Basham has served as a member of our Board of Directors since July 2021 and, prior to the Business Combination, previously served as a director of Holley Intermediate since 2018. Mr. Basham is a principal of Sentinel Capital Partners. Prior to joining Sentinel in 2012, he spent two years in the restructuring and special situations group of Macquarie Capital and two years at Nancy Creek Capital, a lower middle market private equity and mezzanine debt firm. Mr. Basham holds a BS in Commerce from the University of Virginia’s McIntire School. He currently serves as a director of Sentinel portfolio companies Altima Dental, Empire Auto Parts, and RefrigiWear. He previously served as a director of Fazoli’s, GSM Outdoors, MB2 Dental, and SONNY’S Enterprises prior to Sentinel’s sale of these businesses.

Mr. Basham’s qualifications to serve on our Board include his strong strategic leadership, business development and financial skills.

Matthew Rubel | 64 Chairman, Holley Inc.; Chairman of Executive Board, MidOcean Partners DIRECTOR SINCE: 2020

COMMITTEES ● Audit Committee	OTHER PUBLIC COMPANY BOARDS ● The Joint Chiropractic

BACKGROUND

Mr. Rubel is Chairman of our board of directors. Prior to the Business Combination, Mr. Rubel served as Empower’s Chief Executive Officer and Chairman since August 2020. Mr. Rubel serves as the Chairman of MidOcean Partners’ Executive Board since joining the firm in 2018, where he leads the Executive Board’s efforts to provide industry insights to MidOcean Partners’ investment teams and portfolio companies.

Mr. Rubel is a renowned retail and brand Chief Executive Officer, having led many successful global brands and businesses. Most recently, Mr. Rubel served as Chief Executive Officer, President, and Board Member of Varsity Brands, a leader in sport, spirit and achievement products, which he strategically focused and integrated. Previously, Mr. Rubel served as Chairman, Chief Executive Officer and President of Collective Brands, Inc., which included Payless ShoeSource, Sperry Topsider, Saucony, Stride Rite and Keds. Prior to Collective Brands, Mr. Rubel was Chairman, Chief Executive Officer and President of Cole Haan LLC, from 1999 to 2005. Prior to Cole Haan, he served in senior management roles at J. Crew Group, Revlon and Murjani International Ltd.

Mr. Rubel has been a director of numerous multinational retail and consumer branded companies. He currently serves as Executive Chairman of MidOcean’s portfolio company KidKraft, and also on the Boards of The Joint Chiropractic and MidOcean’s portfolio company Image Skincare. He previously was an Independent Director at Hudson’s Bay Company (“HBC”), where he served on the Special Committee for HBC’s going private transaction. Mr. Rubel also served as an Independent Director of HSNi, the holding company of HSN and Cornerstone Brands. In addition, Mr. Rubel served as an Independent Director at TreeHouse Foods, Inc., SUPERVALU, ELF Cosmetics and Furniture Brands and as an advisor to early stage technology and retail companies, including Celect, Inc., Retail Next, First Insight and AfterPay. Mr. Rubel has also worked closely as a Senior Advisor with TPG Capital, TPG Growth and Roark Capital. He was a presidential appointee to the White House Advisory Committee for Trade Policy Negotiation from 2010 to 2018. Mr. Rubel holds a Bachelor of Science from Ohio University and an MBA from the University of Miami.

Mr. Rubel’s qualifications to serve on our Board include his extensive business and management experience, along with his extensive private and public company board and committee experience.

Tom Tomlinson | 62 CEO, Holley Inc. DIRECTOR SINCE: 2021

COMMITTEES None	OTHER PUBLIC COMPANY BOARDS None

BACKGROUND

Mr. Tomlinson has served as President and Chief Executive Officer of Holley and as a member of our Board of Directors since July 2021 and, prior to the Business Combination, previously served as President and Chief Executive Officer of Holley Intermediate since December 2009. Since that time, he and his team have driven significant growth in revenues and earnings by focusing the business on its passionate automotive enthusiast consumers and by developing innovative new products for the cars and trucks they love. Mr. Tomlinson and his team have completed a series of strategic acquisitions which have contributed meaningful sales and earnings growth, added new product categories and brands and have increased Holley’s market position in the otherwise highly fragmented performance automotive aftermarket industry. Prior to assuming the role of President and Chief Executive Officer, Mr. Tomlinson served as Chief Financial Officer since March 2003, during which time he and his team put the initial building blocks in place that have supported the business’s transformation into a profitable and growing business. Mr. Tomlinson is a passionate automotive enthusiast and has been immersed in car culture since childhood. He began his professional career in public accounting where he served a wide variety of businesses with PricewaterhouseCoopers. Mr. Tomlinson holds a bachelor’s degree in accounting and finance from Liberty University.

Mr. Tomlinson’s qualifications to serve on our Board include his extensive experience operating the Company.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Grant Thornton LLP (“Grant Thornton”) has served as the Company’s independent registered public accounting firm since 2021, and had served as principal accountants to Holley Intermediate and its subsidiaries prior to the consummation of the Business Combination. Representatives of Grant Thornton are expected to be present at the Annual Meeting online and will have an opportunity to make a statement if they wish and be available to respond to appropriate questions from stockholders.

As provided in the Audit Committee’s charter, the Audit Committee is responsible for directly appointing, retaining, terminating, and overseeing our independent registered public accounting firm. Our Audit Committee continuously evaluates the independence and effectiveness of Grant Thornton and its personnel, and the cost and quality of its audit and audit-related services.

We are asking stockholders to ratify the Audit Committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022. While such ratification is not required, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee may reconsider the selection of Grant Thornton as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

Independent Public Accountant

The following is a summary of fees paid or to be paid to Grant Thornton for services rendered over the prior two fiscal years.

	FOR THE YEAR ENDED DECEMBER 31, 2021*	FOR THE YEAR ENDED DECEMBER 31, 2020*
Audit Fees(1)	$1,305,000	$2,500,000
Audit-Related Fees(2)	$30,000	$—
Tax Fees	$35,930	$74,700
All Other Fees(3)	$153,119	$4,400
Total	$1,524,049	$2,579,100

*	As discussed in more detail below, Grant Thornton was appointed to serve as our independent registered public accounting firm beginning on August 10, 2021. Prior to the Business Combination, Grant Thornton served as principal accountant to Holley Intermediate and its subsidiaries. The fees discussed include only those paid to Grant Thornton.

(1)	Audit fees are the aggregate fees billed or expected to be billed for professional services rendered by the principal accountant for the audit of our annual financial statements for fiscal 2021 and 2020 and review of quarterly financial statements for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees for fiscal 2020 included fees for the audits of our fiscal 2020, fiscal 2019 and fiscal 2018 financial statements, which were prepared in connection with the Business Combination.

(2)	Audit-related fees are the aggregate fees billed or expected to be billed for each of fiscal 2021 and 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements.

(3)	All other fees are the aggregate fees billed or expected to be billed for each of fiscal 2021 and 2020 for products and services provided by the principal accountant, including a subscription fee for access to Grant Thornton’s professional literature guide online.

Pre-Approval Policy

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, under which the Audit Committee annually reviews and pre-approves the services that are expected to be provided by the outside auditor. Any engagement to provide audit or non-audit services that has not been pre-approved through that process must be specifically pre-approved by the Audit Committee if it is to be provided by the outside auditor. All of the services provided by Grant Thornton to us since their appointment were pre-approved by the Audit Committee.

Prior Independent Registered Public Accounting Firm

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 12, 2021, Marcum LLP (“Marcum”) served as the Company’s independent registered public accounting firm until August 10, 2021, when the Audit Committee dismissed Marcum. The decision to change our independent registered public accounting firm was recommended and approved by the Audit Committee.

Marcum’s reports on the Company’s (formerly Empower Ltd.’s) consolidated financial statements as of December 31, 2020 and for the period from August 19, 2020 (inception) to December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the emphasis of matter paragraph for the restatements related to complex financial instruments.

During the period from August 19, 2020 (inception) through December 31, 2020, and the subsequent interim period through August 10, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Marcum’s satisfaction, would have caused Marcum’s to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K other than the material weakness in internal controls identified by the Company’s management related to Empower’s accounting and reporting of complex financial instruments, which resulted in the restatement of the Company’s financial statements as set forth in the Company’s Annual Report on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2020, as filed with the SEC on February 4, 2022.

Representatives of Marcum are not expected to be present at the Annual Meeting online.

During the period from August 19, 2020 (inception) through December 31, 2020, and the subsequent interim period through August 10, 2021, neither the Company nor anyone on its behalf has consulted with Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and SEC. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Ginger M. Jones
Matthew Rubel
Gina Bianchini

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

EXECUTIVE COMPENSATION

Empower Ltd.

None of Empower’s executive officers or directors received any cash compensation for services rendered to us. The MidOcean Sponsor and Empower’s executive officers and directors, or their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on Empower’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Empower’s audit committee reviewed on a quarterly basis all payments that were made by Empower to the MidOcean Sponsor and Empower’s executive officers or directors, or their affiliates. Any such payments prior to an initial business combination were made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, Empower did not have any additional controls in place governing Empower’s reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on Empower’s behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, were paid by Empower to the MidOcean Sponsor or Empower officers, or their respective affiliates, prior to completion of our Business Combination.

Empower was not party to any agreements with its executive officers and directors that provide for benefits upon termination of employment.

Holley

The following discussion and analysis of compensation arrangements of the named executive officers of Holley for the fiscal year ended December 31, 2021 should be read together with the compensation tables and related disclosures provided below. Compensation information included in the following discussion is presented in actual dollar amounts.

As an emerging growth company, Holley has opted to comply with the executive compensation rules applicable to “smaller reporting companies,” when detailing the executive compensation of Holley’s executives, as such term is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This section discusses the material elements of compensation awarded to, earned by or paid to the principal executive officer of Holley and the two next most highly compensated executive officers of Holley. These individuals are referred to as Holley’s “Named Executive Officers” or “NEOs.” The Company’s executive compensation program will continue to evolve to reflect its status as a newly publicly-traded company, while still supporting the Company’s overall business and compensation objectives.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of our executive officers and their respective ages and a brief account of the business experience of each of them.

NAME	AGE	POSITION
Tom Tomlinson*	61	Chief Executive Officer; Director
Dominic Bardos	57	Chief Financial Officer
Jason Richard Bruce	51	Vice President, Business Development
Sean Crawford	39	Chief Marketing Officer
Vinod Nimmagadda	29	EVP of Corporate Development & New Ventures
Patrick Lee Pierce	41	Chief Human Resources Officer
Terrill M. Rutledge	53	Chief Information Officer
Stephen Trussell	54	Vice President, Finance

*Please see “Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders” for information regarding Mr. Tomlinson.

Dominic Bardos currently serves as Chief Financial Officer, and prior to the Business Combination, previously served as Chief Financial Officer of Holley Intermediate since July 2021. Mr. Bardos has over 30 years of global finance and accounting experience across multiple industries, including retail, restaurant, consumer services, entertainment and hospitality. Most recently, he served as Vice President of Finance for Tractor Supply Company (Nasdaq: TSCO), the largest publicly traded rural lifestyle retailer from 2018 to 2021. Previously, he served as Chief Financial Officer for Cambridge Franchise Holdings, an operator of quick service restaurants across the southeast from 2017 to 2018. Additionally, he held several leadership positions at ServiceMaster (NYSE: SERV) including three years from 2014 to 2017 as the divisional Chief Financial Officer for Terminix, their largest international division. His experience also includes leadership positions in financial planning & analysis, strategic sourcing, supply chain, and customer service operations in large organizations such as Caesars Entertainment (Nasdaq: CZR), Hilton Hotels, and Harrah’s Entertainment. Mr. Bardos earned a Master of Business Administration in Finance and a Bachelor’s degree in Management from the University of Memphis, Fogelman College of Business & Economics.

Jason Richard Bruce currently serves as Vice President of Business Development, and prior to the Business Combination, previously served various capacities since joining Holley Intermediate in 1999. He has over 30 year of experience in the performance automotive aftermarket and has held leadership positions at Hooker Headers, Street Scene Equipment and Advanced Flow Engineering. Mr. Bruce is responsible for overseeing sales initiatives and relationships throughout the distribution channel partners that includes E-Retailers, National Retailers, Performance Distributors and Direct-To-Consumer. His experiences also includes marketing, advertising, product/brand management, merchandising, event planning and forecasting. Mr. Bruce graduated Platt College of Graphic Design in Ontario, California.

Sean Crawford currently serves as Chief Marketing Officer, and prior to the Business Combination, previously served as Chief Marketing Officer of Holley Intermediate since May 2020. Mr. Crawford brings nearly 20 years of automotive aftermarket industry experience. During his career, Mr. Crawford has led various marketing organizations for automotive aftermarket brand portfolios under both public and private equity ownership. Most recently, he served as President of JE Pistons, a leading manufacturer of high-performance engine parts from 2019 to 2020. Previously, Mr. Crawford held several leadership positions at Race Winning Brands, a portfolio of high-performance automotive aftermarket brands, including Vice President of Marketing and Business Development from 2017 to 2019, and Director of Marketing and Business Development from 2016 to 2017. Prior to that, Mr. Crawford led the automotive performance brands marketing organization at Performance Motorsports International from 2013 to 2017 as Director of Marketing and Business Development. His experience also includes leadership positions directing product and engineering organizations. Mr. Crawford is an active and passionate automotive enthusiast, and enjoys vehicles of all types and vintages. He holds a Bachelor’s Degree in Business Administration with an emphasis in Marketing and Management and a Master of Business Administration (MBA) degree from Concordia University Irvine.

Vinod Nimmagadda currently serves as Executive Vice President of Corporate Development & New Ventures, and prior to the Business Combination, previously served as Executive Vice President of Corporate Development & New Ventures of Holley Intermediate since July 2021. Mr. Nimmagadda has over 8 years of finance and investment banking experience within the automotive aftermarket. Most recently, he served as a Vice President within Jefferies Group LLC from 2019 to 2021, and served in various other investment banking roles at Jefferies Group LLC since 2015. Previously, he served as an investment banking analyst within BB&T’s investment banking division from 2014 to 2015. Vinod earned a Bachelor’s degree in Financial Economics from Columbia University.

Patrick Lee Pierce has served as Holley’s Chief Human Resources Officer since August 2021. He has over 15 years of human resource experience across multiple industries including industrial equipment, consumer packaged goods, and retail. Prior to joining Holley, Mr. Pierce was employed by Treehouse Foods, Inc. (NYSE: THS), the largest private label food and beverage manufacturer in the world, where he had served in various leadership roles since 2009. Mr. Pierce most recently served as Vice President, Corporate Human Resources from September 2019 to August 2021. Prior to assuming that role, Mr. Pierce served as Senior Director, Corporate Human Resources from June 2018 to September 2019 and Director, Corporate Human Resources from December 2015 to June 2018. Prior to joining Treehouse Foods, Mr. Pierce held various human resource roles at Pepsi Bottling Group Inc. (NYSE: PEP) from 2007 to 2009 as well as Case New Holland (NYSE: CNHI) from 2005 to 2007. Mr. Pierce earned his Bachelors in Psychology and Masters in Industrial & Labor Relations degrees from Indiana University of Pennsylvania.

Terrill Rutledge currently serves as Chief Information Officer, and prior to the Business Combination, previously served as Chief Information Officer of Holley Intermediate since 2019. Mr. Rutledge has over 31 years of information systems and business operations experience across multiple industries, including manufacturing, retail, software development, automotive, print media and advertising. Most recently, he served as Senior Vice President of Operations for Holley Performance from 2009 to 2019 prior to being promoted to CIO. Terrill also served as Vice President of Materials and Director of Information Technology for Holley between 2003 and 2009. Previously, he worked for Accuride Corporation as Director of Supply Chain Management, a tier 1 supplier to the heavy duty automotive industry. Additionally, he held several leadership positions at Accuride, including five years as the Director of Business Systems. Prior to Accuride, he worked for ZML, a software development company, Helig Meyers, a furniture retail corporation, and R.R. Donnelley & Sons, a print media corporation. Mr. Rutledge earned a Master’s Degree in Management and Bachelor’s Degree in Business Management from Brescia University.

Stephen Trussell currently serves as Vice President of Finance, and prior to the Business Combination, previously served as Vice President of Finance of Holley Intermediate since January 2009. Mr. Trussell previously served as Corporate Controller for Holley Intermediate from 2003 and 2009. He has over 30 years of accounting experience across multiple industries, including retail, restaurant, manufacturing and financial services. Prior to joining Holley, he was a senior manager at KPMG, where he spent 12 years with KPMG in its audit group. Mr. Trussell earned a Bachelor’s degree in Accounting from Virginia Tech University.

Number and Terms of Office of Officers

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Bylaws as it deems appropriate. Our Bylaws provide that our officers may consist of a Chairman of the Board, CEO, President, Vice Presidents, Secretary, Assistant Secretaries, and such other officers as may be determined by the Board.

Summary Compensation Table

The following table presents information regarding the compensation of Holley’s named executive officers for services rendered during the 2021 Fiscal Year:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	(1)	OPTION AWARDS ($)(2)(3)	STOCK AWARDS ($)(4)	NON-EQUITY INCENTIVE COMPENSATION ($)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Tom Tomlinson President and Chief Executive Officer	2021	$465,654		$6,296,244	$2,412,000	$454,478	$161,852	$9,790,201
	2020	$452,379		—	—	$489,015	$37,574	$978,968
Dominic Bardos Chief Financial Officer	2021	$283,846		$765,146	$1,706,490	$180,072	$6,095	$2,941,649
Vinod Nimmagadda EVP of Corporate Development & New Ventures	2021	$186,250		$620,542	$587,925	$109,068	$2,750	$1,506,535

(1)	Mr. Tomlinson’s base salary post-Business Combination is $500,000. Mr. Bardos joined Holley in July 2021, and his base salary reflects such partial year of employment. Mr. Bardos’ annual base salary is $410,000. Mr. Nimmagadda joined Holley in July 2021, and his base salary reflects such partial year of employment. Mr. Nimmagadda’s annual base salary is $325,000. For 2021, base salaries reflect both the pre- and post-Business Combination periods. For 2020, base salary reflects the pre-Business Combination period.

(2)	The amounts reported in this column include the aggregate grant date fair value of the Class C Units, Class D-1 Units, Class D-2 Units and Class D-3 Units of the Holley Stockholder granted to Mr. Tomlinson, Mr. Bardos, and Mr. Nimmagadda during the fiscal year ended December 31, 2021, in accordance with FASB ASC 718. The determination with respect to the value of the Class D-1 Units, Class D-2 Units and Class D-3 Units assumes that the Class D-1 Units, Class D-2 Units and Class D-3 Units will be earned at target performance levels, which is also the highest level of performance for such awards, and is consistent with the estimated aggregate compensation cost to be recognized over the performance period determined as of the grant date. For additional information regarding the assumptions underlying this calculation, please read Note 13 to our audited consolidated financial statements for the fiscal year ended December 31, 2021 located in our Annual Report on Form 10-K for such fiscal year.

(3)	The amounts reported in this column include the grant date fair value computed in accordance with FASB ASC 718 of stock option awards granted under our Incentive Plan and do not reflect whether the recipient has actually realized a financial gain from such awards (such as by exercising stock options). These options were granted on July 16, 2021, concurrent with the Closing and each executive’s appointment as an executive officer of Holley, at which time the board of directors of Holley approved the grant of options to purchase shares of Common Stock, respectively, under the Incentive Plan. Each option will vest in three equal installments on each of the first three anniversaries of the Closing, subject to the executive’s continued employment through the applicable vesting date. The fair value for the stock option awards was determined using a Black-Scholes option pricing model. For additional information regarding the assumptions underlying this calculation, please read Note 13 to our audited consolidated financial statements for the fiscal year ended December 31, 2021 located in our Annual Report on Form 10-K for such fiscal year.

(4)	The amounts shown represent the grant date fair value computed in accordance with FASB ASC 718 of restricted stock awards granted under our Incentive Plan and do not reflect whether the recipient has actually realized a financial gain from such awards (such as a lapse in a restricted stock award). The fair value of restricted stock units was determined based on the $12.06 closing price of the underlying common stock on the date of grant.

(5)	The 2021 amounts reported as earned by each named executive officer in this column represent: (i) for Mr. Tomlinson, $126,271 for use of warehouse space, $13,050 in employer matching contributions made under the 401(k) plan, $15,756 paid for life and disability insurance premiums, and $6,748 paid for country club dues, (ii) for Mr. Bardos, $2,750 in employer matching contributions made under the 401(k) plan and $3,345 paid for country club dues, and (iii) for Mr. Nimmagadda $2,750 in employer matching contributions made under the 401(k) plan. The 2020 amount reported as earned by Mr. Tomlinson represents $12,453 in employer matching contributions made under the 401(k) plan and $25,121 paid for life and disability insurance premiums.

Narrative Disclosure to the Summary Compensation Table

Executive Employment Agreements

Certain of the compensation paid to Mr. Tomlinson reflected in the summary compensation table was provided pursuant to employment agreements with Holley’s predecessor, which are summarized below. For a discussion of the severance pay and other benefits to be provided to Holley’s named executive officers in connection with a termination of employment and/or a change in control under arrangements with each of Holley’s named executive officers, please see “Potential Payments Upon Termination or Change In Control” below.

Tom Tomlinson. Mr. Tomlinson served as the President and Chief Executive Officer of Holley pursuant to an employment agreement with Holley’s subsidiary, Holley Purchaser, Inc. dated September 14, 2018, which provided for an initial term of five years with automatic one-year renewal periods thereafter unless terminated earlier. Under Mr. Tomlinson’s employment agreement, Mr. Tomlinson was entitled to receive a base salary, $437,987, which was subject to annual review and increase (but not decrease) as determined by the Board of Directors of Holley Parent Holdings, LLC (“Holley Stockholder”). Pursuant to Mr. Tomlinson’s employment agreement, Mr. Tomlinson was also eligible to receive a target annual incentive bonus equal to 100% of his base salary, based upon the achievement of pre-established performance objectives set by the Board of Directors of the Holley Stockholder, subject to continued employment through the applicable payment date.

Dominic Bardos. Mr. Bardos served as Chief Financial Officer of Holley pursuant to an employment agreement with a subsidiary of Holley’s predecessor, Holley Performance Products, Inc. dated July 16, 2021, which provided for an initial term of five years with automatic one-year renewal periods thereafter unless terminated earlier. Under Mr. Bardos’ employment agreement, Mr. Bardos was entitled to receive a base salary, $410,000 annually, which was subject to annual review and increase (but not decrease) as determined by the Board of Directors of the Holley Stockholder. Pursuant to Mr. Bardos’ employment agreement, Mr. Bardos was also eligible to receive a target annual incentive bonus equal to 65% of his base salary, based upon the achievement of pre-established performance objectives set by the Board of Directors of the Holley Stockholder, subject to continued employment through the applicable payment date.

Vinod Nimmagadda. Mr. Nimmagadda served as Chief Financial Officer of Holley pursuant to an employment agreement with a subsidiary of Holley’s predecessor, Holley Performance Products, Inc. dated July 16, 2021, which provided for an initial term of five years with automatic one-year renewal periods thereafter unless terminated earlier. Under Mr. Nimmagadda’s employment agreement, Mr. Nimmagadda was entitled to receive a base salary, $325,000 annually, which was subject to annual review and increase (but not decrease) as determined by the Board of Directors of the Holley Stockholder. Pursuant to Mr. Nimmagadda’s employment agreement, Mr. Nimmagadda was also eligible to receive a target annual incentive bonus equal to 50% of his base salary, based upon the achievement of pre-established performance objectives set by the Board of Directors of the Holley Stockholder, subject to continued employment through the applicable payment date.

Annual Bonuses

2021 bonuses paid to Messrs. Tomlinson, Bardos, and Nimmagadda in respect of service during the fiscal year ended December 31, 2021 were $454,478, $180,072, and $109,068, respectively, and were determined based on the achievement of the following performance criteria: EBITDA and unlevered free cash flow, each given a weighting of 90% and 10%, respectively. Executive bonus payments are generally subject to the executive remaining employed with Holley through the payment date. For the fiscal year ended December 31, 2021, based on the actual level of achievement of the performance objectives, the bonus was funded at 97.6%.

The 2020 bonus paid to Mr. Tomlinson in respect of service during the fiscal year ended December 31, 2020 was paid in the first quarter of 2021 and was determined based on the achievement of the following performance criteria: EBITDA and unlevered free cash flow, each given a weighting of 90% and 10%, respectively. Executive bonus payments are generally subject to the executive remaining employed with Holley through the payment date. For the fiscal year ended December 31, 2020, based on the actual level of achievement of the performance objectives, the bonus for Mr. Tomlinson was funded at 115%, resulting in a payout to Mr. Tomlinson of $489,015.

Incentive Units and Option Awards

The Holley Stockholder granted Class C Units, Class D-1 Units, Class D-2 Units and Class D-3 Units (collectively, the “Incentive Units”) pursuant to the amended and restated limited liability company agreement of the Holley Stockholder (the “Holley Stockholder LLCA”) and those certain equity grant agreements of the Holley Stockholder (collectively, the “Equity Grant Agreements”) to certain executive officers, including its named executive officers. The Incentive Units were intended to qualify as profits interests for federal income tax purposes, and as a result, each named executive officer was a member of the Holley Stockholder and bound by all the terms and conditions stated in the Holley Stockholder LLCA.

On July 13, 2021, the Holley Stockholder granted Class C Units, Class D-1 Units, Class D-2 Units and Class D-3 Units to certain executive officers, including Mr. Tomlinson, Mr. Bardos, and Mr. Nimmagadda. The Incentive Units vest on the earlier to occur of (i) July 16, 2023 (the second anniversary of the Closing Date) and (ii) the date the Holley Stockholder is liquidated, provided that the named executive officer remains employed with Holley through such date. All of the Incentive Units are generally subject to the terms and conditions of the Holley Stockholder LLCA, with the Class D-1 Units, Class D-2 Units and Class D-3 Units only participating in proceeds at such time that the Sentinel Investors achieve a return on their investment of 2.0 times, 2.5 times and 3 times, respectively.

On July 16, 2021, concurrent with the Closing and each executive’s appointment as an executive officer of Holley, the board of directors of Holley approved option grants to each of Mr. Tomlinson Mr. Bardos and Mr. Nimmagadda exercisable for 584,622 and 179,771 and 142,502 shares of Common Stock (the “Option Awards”), respectively, under the Incentive Plan. Each Option Award will vest in three equal installments on each of the first three anniversaries of the Closing, subject to the executive’s continued employment through the applicable vesting date.

Each of the Incentive Units and Option Awards held by Holley’s named executive officers as of the last day of fiscal year ended December 31, 2021 is set forth in the “Outstanding Equity Awards at Fiscal Year-End” table below. The Incentive Units remain subject to the same vesting terms and conditions as were applicable to the Incentive Units, immediately prior to the Closing.

Restricted Stock Units

The Company granted restricted stock units to certain of its executive officers, including its named executive officers, on September 23, 2021, pursuant to the Incentive Plan. Grants were made to Mr. Tomlinson, Mr. Bardos, and Mr. Nimmagadda for 200,000, 141,500 and 48,750 shares of restricted stock units, respectively. The restricted stock units vest in equal, or nearly equal, installments on July 16 of each of 2022, 2023 and 2024, subject to the executive’s continuous employment through such date. Each of the restrictive stock units held by Holley’s named executive officers as of the last day of fiscal year ended December 31, 2021 is set forth in the “Outstanding Equity Awards at Fiscal Year-End” table below.

Health and Welfare Plans

Holley’s named executive officers were eligible to participate in its employee benefit plans, including its medical, dental, vision, life, disability, health and dependent care flexible spending accounts and accidental death and dismemberment benefit plans, in each case on the same basis as all of its other employees. Mr. Tomlinson was also entitled to additional life and disability insurance paid for by Holley.

Retirement Plans

Holley sponsored a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), containing a cash or deferred feature that was intended to meet the requirements of Section 401(k) of the Code, for the benefit of its employees, including the named executive officers. Participants could make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Participants who were 50 years of age or older could contribute additional amounts based on the statutory limits for catch-up contributions. All employee contributions were allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Pre-tax contributions by participants to the plan and the income earned on those contributions were generally not taxable to participants until withdrawn, and, participant contributions were held in trust as required by law. No minimum benefit was provided under the plan. An employee was 100% vested in his or her pre-tax deferrals when contributed.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding restricted stock unit awards granted to our named executive officers that were outstanding at December 31, 2021.

Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Tom Tomlinson	200,000	2,598,000
Dominic Bardos	141,500	1,838,085
Vinod Nimmigadda	48,750	633,263
(1)	The value is based upon the closing price on the Company’s common stock on the New York Stock Exchange on December 31, 2021 of $12.99.

(2)	These restricted stock units will vest in equal, or nearly equal, installments on July 16 of each of 2022, 2023 and 2024, subject to the executive’s continuous employment through such date

The following table sets forth outstanding option awards held by each of Holley’s named executive officers as of December 31, 2021.

	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(4)	Option Exercise Price ($)(5)	Option Expiration Date
Tom Tomlinson	July 16, 2021	—	584,622.00	—	$10.50	July 16, 2031
	July 13, 2021	—	688,476.90	2,388,672.39	N/A	N/A
	December 31, 2018	1,660,986.54	1,107,324.36	8,753,686.25	N/A	N/A
Dominic Bardos	July 16, 2021	—	179,771.00	—	$10.50	July 16, 2031
	July 13, 2021	—	11,560.47	40,109.08	N/A	N/A
Vinod Nimmagadda	July 16, 2021	—	142,502.00	—	$10.50	July 16, 2031
	July 13, 2021	—	11,560.47	40,109.08	N/A	N/A
(1)	The Incentive Units granted December 31, 2018 and July 13, 2021 are intended to constitute profits interests for federal income tax purposes. Despite the fact that the Incentive Units do not require the payment of an exercise price, they are most similar economically to stock options due to the fact that they only have value as the value of the underlying security appreciates. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.”

(2)	Represents December 2018 grant of Class C Units that vest 20% on the first anniversary of the grant date and then in equal monthly installments thereafter for the following 48 months, provided that the named executive officer remains employed with Holley through each vesting date. Class C Units fully vest in connection with a sale of the Holley Stockholder, provided that the named executive officer remains employed with Holley through such date.

(3)	The July 13, 2021 grants represent the grant of Class C Units that vest upon the earlier to occur of (i) the second anniversary of the Closing, and (ii) in connection with a sale of the Holley Stockholder, provided that the named executive officer remains employed with Holley through such date. The July 16, 2021 grants represent the grant of stock option awards under the Incentive Plan, which vest in three equal installments on each of the first three anniversaries of the Closing, subject to the executive’s continued employment through the applicable vesting date.

(4)	The July 13, 2021 grants represent, (i) for Mr. Tomlinson, the grant of 811,834.33 Class D-1 Units, 874,830.61 Class D-2 Units and 702,007.45 Class D-3 Units; (II) for Mr. Bardos, the grant of 13,631.81 Class D-1 Units, 14,689.60 Class D-2 Units and 11,787.67 Class D-3 Units, and (iii) for Mr. Nimmagadda, the grant of 13,631.81 Class D-1 Units, 14,689.60 Class D-2 Units and 11,787.67 Class D-3 Units. The December 31, 2018 grant, represents for Mr. Tomlinson, the grant of 2,975,101.58 Class D-1 Units, 3,205,961.92 Class D-2 Units and 2,572,622.75 Class D-3 Units. The Class D-1 Units, Class D-2 Units, and Class D-3 Units granted in 2018 are automatically forfeited upon any termination of the award holder’s employment with Holley, and will participate in their pro-rata share of any distributions made by Holley only if the Sentinel investors have achieved a 2.0 times, 2.5 times or 3.0 times return, respectively. The Class D-1 Units, Class D-2 Units, and Class D-3 Units granted in 2021 are automatically forfeited upon any termination of the award holder’s employment with Holley prior to July 16, 2023 (the second anniversary of the Closing Date), and will participate in their pro-rata share of any distributions made by Holley only if the Sentinel investors have achieved a 2.0 times, 2.5 times or 3.0 times return, respectively.

(5)	The Incentive Unit awards are not traditional options, and therefore, there is no exercise price or expiration date associated with them.

Additional Narrative Disclosure

Overview

Following the Closing, Holley developed an executive compensation program that is consistent with Holley’s prior compensation policies and philosophies, which are designed to align compensation with Holley’s business objectives and the creation of stockholder value, while enabling Holley to attract, motivate and retain individuals who contribute to the long-term success of Holley.

Decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee seeks to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards. Compensation for our executive officers have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of restricted stock unit awards and options.

Base Salary

It has been Holley’s historical practice to assure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of Holley’s cost structure. Following the Business Combination, our Compensation Committee determines base salaries and manage the base salary review process, subject to existing employment agreements.

Annual Bonuses

Holley may use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Annual cash bonuses will be administered by the Compensation Committee and at beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Stock-Based Awards

Holley may use restricted stock unit awards and stock options to reward long-term performance of the executive officers. Holley believes that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Stock-based awards will be awarded under the Incentive Plan.

New Employment Agreement

Each of Messrs. Tom Tomlinson, Sean Crawford, Terrill M. Rutledge, Vinod Nimmagadda, and Dominic Bardos (each an “Officer”) entered into an executive employment agreement with Holley in connection with the Business Combination (each a “New Employment Agreement”). The New Employment Agreements were effective as of the Closing Date.

Term. The New Employment Agreements provide for an initial term commencing on the Closing Date and continuing for an initial term of 60 months, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-extension to the other party at least 90 days prior to such renewal date.

Compensation. Each New Employment Agreement provides for an annual base salary and eligibility to participate in the annual bonus plan, and eligibility to participate in benefit plans.

Termination (For Cause). In the event that an Officer is terminated for cause (as defined in the New Employment Agreements) or resigns for any reason, or for Mr. Tomlinson, resigns without good reason (as defined in the New Employment Agreement), then such Officer shall be entitled to, among other benefits, any unpaid base salary through the date of termination, reimbursement for any unreimbursed business expenses incurred through the date of termination, any accrued but unused vacation time in accordance with Holley policy, and all accrued benefits (e.g., benefits plans, equity awards, grants, in each case in accordance with their terms) (collectively, the “Accrued Benefits”).

Termination (Without Cause) or Resignation for Good Reason. Additionally, in the event that an Officer is terminated without cause, or, for Mr. Tomlinson only, resigns for good reason, then such Officer shall be entitled to, among other benefits, the Accrued Benefits, six months’ salary (12 months’ for each of Messrs. Tomlinson and Bardos) paid in regular installments in accordance with Holley Inc.’s general payroll practice (as specified in the Officer’s New Employment Agreement), and an annual bonus, if any, that such Officer would have been entitled to for the year in which termination occurs (on a pro-rated basis for any partial year) based on actual financial results for such year and on an assumed target-level achievement by the executive of any personal performance objectives for such annual bonus, and, for Mr. Tomlinson only, reimbursement of COBRA benefits under Holley’s group health plan for 12 months.

Non-Competition; Non-Interference; Customer Non-Solicit. Each Officer agreed during the term of the New Employment Agreement and for one year thereafter (i) to not directly or indirectly compete with the business in which Holley or any of its subsidiaries is engaged on the date of termination or in which they have actively planned, on or prior to such date of termination, to be engaged in on or after such date, in any country in which Holley conducts business or actively plans to conduct business, (ii) to not solicit any individual or entity that was a customer during the twelve-month period immediately prior to such Officer’s termination of employment, and (iii) to not interfere or induce any other person or entity in interfering, with the relationship between Holley or any of its subsidiaries and any of their respective vendors or licensors. Additionally, Holley may extend the term of these non-competition provisions for up to an additional year by providing notice to the Officer at least nine months before the end of the one-year period following such Officer’s employment with Holley, provided that Holley pay to such Officer his annual base salary and, for Mr. Tomlinson only, reimbursements for expenses related to COBRA benefits not to exceed 18 months following the date of such Officer’s termination, and 50% of the applicable target bonus amount for the year in which such Officer’s employment was terminated.

Employee Non-Solicit. Additionally, during the employment term and for two years thereafter, each Officer agreed to (i) not solicit any employee of Holley or any of its subsidiaries to leave such employment or hire such employee or materially assist any other person in hiring any such employee and (ii) not interfere or induce any other person or entity in interfering, with the relationship between Holley or any of its subsidiaries and any of their joint ventures.

Base salary for each of Messrs. Tomlinson, Crawford, Rutledge, Nimmagadda and Bardos is equal to $500,000, $285,000, $227,875, $325,000, and $410,000, respectively), and each Officer is eligible to earn a target annual bonus based on performance (such target bonus equal to 100% of base salary for Mr. Tomlinson, 65% of base salary for Mr. Bardos, 60% of base salary for Mr. Nimmagadda, and 50% of base salary for each of the other Officers).

Potential Payments Upon Termination or Change in Control

Severance Benefits

Other than as set forth below, Holley did not offer or have in place for its named executive officers any formal retirement, severance or similar compensation programs providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change in control as of December 31, 2021.

Tom Tomlinson. Pursuant to Mr. Tomlinson’s employment agreement, if Mr. Tomlinson’s employment is terminated by Holley without cause or by Mr. Tomlinson for good reason (each, as defined in his employment agreement), subject to Mr. Tomlinson’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors and agents, Mr. Tomlinson is entitled to (i) continued payment of his base salary as in effect on the date of such termination for twelve months following the date of such termination, (ii) a monthly reimbursement for the costs of continued health benefits for himself and his covered dependents under COBRA for twelve months following the date of such termination or such earlier date on which COBRA coverage terminates, provided that Mr. Tomlinson was eligible for continued coverage under COBRA and (iii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Mr. Tomlinson’s and Holley’s actual performance, payable at the same time as such bonus would have otherwise been paid had his employment not terminated. Mr. Tomlinson is subject to certain restrictive covenants under his employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, each with an option that Holley extend the restrictions for up to one additional year upon nine months’ written notice and the continued payment of base salary through the extension period, the continued payment of COBRA premiums through the extension period, but not to exceed 18 months from the termination date, and a payment of 50% of the target bonus for the year in which the termination of employment occurred, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries.

Dominic Bardos. Pursuant to Mr. Bardos’ employment agreement, if Mr. Bardos’ employment is terminated by Holley without cause (as defined in his employment agreement), subject to Mr. Bardos’ execution and non-revocation of a general release of claims in favor of Holley and its officers, directors and agents, Mr. Bardos is entitled to (i) continued payment of his base salary as in effect on the date of such termination for twelve months following the date of such termination, and (ii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Mr. Bardos’ and Holley’s actual performance, payable at the same time as such bonus would have otherwise been paid had his employment not terminated. Mr. Bardos is subject to certain restrictive covenants under his employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, each with an option that Holley extend the restrictions for up to one additional year upon nine months’ written notice and the continued payment of base salary through the extension period, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries.

Vinod Nimmagadda. Pursuant to Mr. Nimmagadda’s employment agreement, if Mr. Nimmagadda’s employment is terminated by Holley without cause (as defined in his employment agreement), subject to Mr. Nimmagadda’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors and agents, Mr. Nimmagadda is entitled to (i) continued payment of his base salary as in effect on the date of such termination for six months following the date of such termination, and (ii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Mr. Nimmagadda’s and Holley’s actual performance, payable at the same time as such bonus would have otherwise been paid had his employment not terminated. Mr. Nimmagadda is subject to certain restrictive covenants under his employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, each with an option that Holley extend the restrictions for up to one additional year upon nine months’ written notice and the continued payment of base salary through the extension period, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries.

Change in Control

Incentive Units. Any unvested Incentive Units that are “Class C Units” will fully vest in connection with a sale of the Holley Stockholder, provided that the named executive officer remains employed with Holley through such date. All Incentive Units that are “Class D-1 Units,” “Class D-2 Units,” and “Class D-3” Units granted in 2018 are automatically forfeited upon any termination of the award holder’s employment with Holley, and will participate in their pro-rata share of any distributions made by Holley only if the Sentinel investors have achieved a 2.0 times, 2.5 times or 3.0 times return, respectively. All Incentive Units that are “Class D-1 Units,” “Class D-2 Units,” and “Class D-3” Units granted in 2021 are automatically forfeited upon any termination of the award holder’s employment with Holley prior to July 16, 2023 (the second anniversary of the Closing Date), and will participate in their pro-rata share of any distributions made by Holley only if the Sentinel investors have achieved a 2.0 times, 2.5 times or 3.0 times return, respectively.

Restricted Stock Units. In the event a holder of restricted stock units is terminated for any reason, the vesting with respect to the such restricted stock units will cease, each of the holder’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any stock remaining undelivered with respect to the holder’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

Stock Options. In the event a holder of stock options is terminated for any reason, the vesting with respect to the such stock options will cease, each of the holder’s outstanding unvested stock options will be forfeited for no consideration as of the date of such termination, and each of the holder’s outstanding vested stock options will be forfeited for no consideration on the earlier of (i) the applicable expirations date and (ii) the date that is 90 days after the date of termination.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Ms. Gloeckler, who serves as the chair, along with Mr. Basham and Mr. Coady. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers that will serve as a member of our board of directors or Compensation Committee. Mr. Coady is a partner of Sentinel Capital Partners, which was a party to that certain Management Services Agreement, dated October 26, 2018, by and among the Holley Stockholder, Holley and Holley Purchaser, Inc. (the “Holley MSA Parties”) and Sentinel Capital Partners (the “Management Services Agreement”). Such agreement terminated prior to the Closing. See the section entitled “Certain Relationships and Related Party Transactions” for additional information regarding this agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our Common Stock that may be issued under equity compensation plans as of December 31, 2021. Our only equity compensation plan as of December 31, 2021 was the Holley Inc. 2021 Omnibus Incentive Plan.

	(A)	(B)	(C)
	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))(3)
Equity Compensation Plans Approved by Security Holders	2,043,459	$10.50	6,806,541
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	2,043,459	$10.50	6,806,541

(1)	This column reflects restricted stock units and stock options granted under the 2021 Omnibus Incentive Plan that were outstanding as of December 31, 2021.

(2)	The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and do not reflect the shares that will be issued upon the vesting of outstanding restricted stock units, which have no exercise price.

(3)	This column reflects the total shares of our Common Stock remaining available for issuance under the Holley Inc. 2021 Omnibus Incentive Plan as of December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for the Company’s Related Person Transactions

Our Audit Committee charter provides that our Audit Committee must review policies and procedures for the review and approval of related person transactions, as defined in applicable SEC rules, review related person transactions, and oversee other related person transactions governed by applicable accounting standards.

Related Person Transaction Policy

We have adopted a written policy regarding the review and approval or disapproval by our Audit Committee of transactions between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect interest. In approving or rejecting any such transaction, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including as applicable (1) the Company’s business rationale for entering into the transaction, (2) the alternatives to entering into the transaction, (3) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, (4) the extent of the related person’s interest in the transaction, and (5) the potential for the Transaction to lead to an actual or apparent conflict of interest. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote on approval or disapproval of the transaction.

Related Party Transactions

Holley

Management Services Agreement

On October 26, 2018, the Holley MSA Parties entered into the Management Services Agreement with Sentinel Capital Partners. In connection with, and prior to, the Closing, the Management Services Agreement was terminated. Pursuant to the Management Services Agreement, the Holley MSA Parties were collectively obligated to pay Sentinel Capital Partners an annual $3.5 million management fee for certain consulting services, payable in four quarterly installments. Pursuant to the Management Services Agreement, the management fee would have increased to $4.0 million and $5.0 million upon the achievement of certain preset benchmarks with respect to EBITDA. In addition to the annual payment, the Holley MSA Parties paid a fee of $11.8 million to Sentinel in connection with the acquisition by the Sentinel Investors of Holley in 2018 and $23.3 million to Sentinel in connection with the Business Combination. The Holley MSA Parties also reimbursed Sentinel Capital Partners for reasonable out-of-pocket fees and expenses incurred in connection with providing the consulting services. The Master Services Agreement terminated prior to the Closing. Mr. Coady, a member of our Board, is a partner at Sentinel.

Holley Parent LLC Grants

The Holley Stockholder previously made grants of Incentive Units from time to time pursuant to the Holley Stockholder LLCA and the Equity Grant Agreements to certain of its employees and other service providers, including certain executive officers of Holley as described in the section entitled “Executive Compensation—Narrative Disclosure to the Summary Compensation Table—Incentive Units.”

On July 13, 2021, the Holley Stockholder made certain grants of Incentive Units to each of Messrs. Tomlinson, Bardos, Nimmagadda, Crawford, Rutledge, Trussell and Bruce, which will vest on the earlier to occur of (i) July 16, 2023 (the second anniversary of the Closing Date) and (ii) the date the Holley Stockholder is liquidated. The aggregate value of the Incentive Unit grants made to each of Tomlinson, Bardos, Nimmagadda, Crawford, Rutledge, Trussell and Bruce on July 13, 2021 is set forth below. All of the Incentive Units are generally subject to the terms and conditions of the Holley Stockholder LLCA, with the Class D-1 Units, Class D-2 Units and Class D-3 Units only participating in proceeds at such time that the Sentinel Investors achieve a return on their investment of 2.0 times, 2.5 times and 3 times, respectively.

EXECUTIVE OFFICERS:	GRANT DATE FAIR VALUE OF GRANT	NUMBER OF C UNITS	NUMBER OF D-1 UNITS	NUMBER OF D-2 UNITS	NUMBER OF D-3 UNITS
Tom Tomlinson	$4,027,910.53	688,476.90	811,834.33	874,830.61	702,007.45
Dominic Bardos	$67,634.13	11,560.47	13,631.81	14,689.60	11,787.67
Vinod Nimmagadda	$67,634.13	11,560.47	13,631.81	14,689.60	11,787.67
Sean Crawford	$1,194,085.61	204,100.95	240,670.61	259,346.04	208,112.12
Terrill M. Rutledge	$799,645,41	136,680.64	161,170.31	173,676.72	139,366.81
Stephen Trussell	$898,387.07	153,558.21	181,071.91	195,122.64	156,576.08
Jason Richard Bruce	$865,782.63	147,985.25	174,500.41	188,041.21	150,893.58

Non-Disclosure Agreements

On August 10, 2021, the Company entered into (i) a Non-Disclosure Agreement with Sentinel Capital Partners, and Owen Basham and James Coady, each of whom were nominated to serve as a director of the Company by certain affiliates of Sentinel Capital Partners pursuant to the Stockholders’ Agreement and (ii) a Non-Disclosure Agreement with MidOcean US Advisor, LP, Matthew Rubel, who was nominated to serve as a director of the Company by certain affiliates of MidOcean US Advisor, LP pursuant to the Stockholders’ Agreement, and Graham Clempson, in his capacity as observer of the board of directors of the Company. The Non-Disclosure Agreements provide that (i) Messrs. Basham and Coady may share certain confidential information obtained in their capacity as directors of the Company with Sentinel Capital Partners and certain representatives of Sentinel Capital Partners and (ii) Messrs. Rubel and Clempson may share certain confidential information obtained in their capacity as director or board observer, as applicable, with MidOcean US Advisor, LP and certain representatives of MidOcean US Advisor, LP. Under the Non-Disclosure Agreements, Sentinel Capital Partners and MidOcean US Advisor, LP have each agreed to keep all confidential information shared pursuant to their respective Non-Disclosure Agreement strictly confidential and not disclose such information to any person other than certain representatives for certain specified permissible uses, subject to the terms and conditions of the applicable Non-Disclosure Agreement.

Empower

Founder Shares

On August 21, 2020, the MidOcean Sponsor purchased 7,187,500 Founder Shares for an aggregate price of $25,000. The MidOcean Sponsor agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture was to be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares would represent 20.0% of Empower’s issued and outstanding shares after the initial public offering. The underwriters declined to exercise their 45-day over-allotment option in connection with our initial public offering; thus, the 937,500 Founder Shares were forfeited by the MidOcean Sponsor.

Pursuant to the Sponsor Agreement, the MidOcean Sponsor agreed to (i) waive certain of its anti-dilution and conversion rights with respect to the Founder Shares and (ii) an earn-out in respect of 2,187,500 Earn-Out Shares vesting in two equal tranches. 1,093,750 of the Earn-Out Shares will vest the earlier of (x) the closing price of the Common Stock equals or exceeds $13.00 per share for any twenty (20) trading days within any thirty-trading day period or (y) the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Common Stock at a price per share equal to or exceeding $13.00 per share. The other 1,093,750 of Earn-Out Shares will be subject to the same conditions but will vest at a target price that equals or exceeds $15.00 per share. The Earn-Out Shares will be forfeited by the MidOcean Sponsor if the applicable conditions are not satisfied before July 16, 2028 (seven years after the Closing Date).

Private Warrants

Simultaneously with the closing of the initial public offering, Empower sold 4,666,667 Private Warrants to the MidOcean Sponsor at a price of $1.50 per Private Warrant, generating gross proceeds of $7,000,000. Each Private Warrant is exercisable for one share of Common Stock at a price of $11.50 per share. A portion of the net proceeds from the private placement was added to the proceeds from the initial public offering held in the trust account that became available following the Closing. The Private Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the MidOcean Sponsor or its permitted transferees.

The MidOcean Sponsor and Empower’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Warrants until August 15, 2021, the date that was 30 days after the Closing Date.

Registration Rights

At Closing, the MidOcean Sponsor, the Company and the Holley Stockholder, amended and restated that certain Registration and Shareholder Rights Agreement, dated as of October 6, 2020. Under the A&R Registration Rights Agreement, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of the Company that are held by the MidOcean Sponsor and the Holley Stockholder from time to time. Under the A&R Registration Rights Agreement, the Holley Stockholder and Sponsor are entitled within any twelve-month period to make four written shelf takedown requests that the Company register the resale of any or all of their Common Stock on Form S-3 (or Form S-1 if the Company is ineligible to use Form S-3), so long as such demand is for at least $30,000,000 in shares of Common Stock of all stockholders participating in such shelf takedown, or all registrable securities held by the requesting party. Subject to certain customary exceptions, if the Company proposes to file a registration statement under the Securities Act with respect to its securities, the Company will give notice to the relevant security holders party to the A&R Registration Rights Agreement as to the proposed filing and offer such security holders an opportunity to register the resale of such number of their Common Stock as requested by such stockholders, subject to customary cutbacks in an underwritten offering. Any other stockholders of the Company with piggyback registration rights may also participate in any such registrations, subject to customary cutbacks in an underwritten offering. The registration statement of which this prospectus forms a part registers all of the shares of Common Stock and Warrants held by the Holley Stockholder and the MidOcean Sponsor. The Holley Stockholder and the MidOcean Sponsor also each acknowledged it is subject to the lock-up restrictions under the Seller Lock-Up Agreement and the Letter Agreement, respectively.

The registration statement of which this prospectus forms a part registers 6,250,000 shares of Common Stock and 4,666,667 Warrants held by the MidOcean Sponsor and 67,673,884 shares of Common Stock held by the Holley Stockholder subject to these registration rights.

Stockholders’ Agreement

At the Closing, the Company and certain affiliates of Sentinel and the MidOcean Sponsor entered into the Stockholders’ Agreement, pursuant to which Sentinel and the MidOcean Sponsor have the right to designate nominees for election to the Company’s board of directors subject to certain beneficial ownership requirements.

A&R FPA

Concurrent with the execution of the Merger Agreement, Empower and the A&R FPA Investor entered into the A&R FPA, pursuant to which the A&R FPA Investor agreed to purchase an aggregate of 5,000,000 Empower Units, or $50,000,000 in the aggregate. On July 9, 2021, Empower and A&R FPA Investor entered into that certain Assignment and Assumption Agreement with the New FPA Purchasers, pursuant to which A&R FPA Investor assigned its right to purchase 4,975,000 Empower Units to MidOcean Partners V, L.P. and 25,000 Empower Units to MidOcean Partners V Executive, L.P., in each case pursuant to the A&R FPA. Immediately prior to the domestication completed in connection with the Business Combination, the New FPA Purchasers were issued 5,000,000 Empower Units for an aggregate purchase price of $50,000,000. Following the domestication completed in connection with the Business Combination, each Empower Unit was subsequently separated into one share of Common Stock and one-third of one Public Warrant. Pursuant to the A&R FPA, the New FPA Purchasers agreed that they will not exercise the underlying Warrants until October 9, 2021 (the one year anniversary of Empower’s initial public offering). The A&R FPA also removed the requirement that the MidOcean investment committee approve the initial business combination prior to the sale and issuance of Empower Units.

PIPE Subscription Agreements

MidOcean Partners V, LP, an affiliate of the MidOcean Sponsor, entered into a PIPE Subscription Agreement with the Company on March 11, 2021 to purchase up to 1,950,000 shares of Common Stock in connection with the Business Combination for an aggregate purchase price of $19,500,000. The terms of the PIPE Subscription Agreement entered into with MidOcean Partners V, LP are the same as other PIPE Investors. With the consent of Empower, MidOcean Partners V, LP assigned (i) 50,000 shares under its PIPE Subscription Agreement to a new PIPE Investor on March 17, 2021 and (ii) 100,000 shares under its PIPE Subscription Agreement to another new PIPE Investor on May 11, 2021.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to Holley regarding beneficial ownership of shares of Common Stock as of March 18, 2022 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;

●	each of our named executive officers and directors; and

●	all current executive officers and directors as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each securityholder identified in the table possesses sole voting and investment power over all securities shown as beneficially owned thereby. Shares of Common Stock subject to options and Warrants that are exercisable or will be exercisable within 60 days of March 18, 2022 are considered outstanding and beneficially owned by the person holding the option or Warrant for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The beneficial ownership percentages set forth in the table below are based on 117,993,139 shares of Common Stock issued and outstanding as of March 18, 2022.

NAME AND ADDRESS OF BENEFICIAL OWNERS(1)	NUMBER OF SHARES	OWNERSHIP PERCENTAGE (%)
5% Stockholders:
Holley Parent Holdings, LLC(2)	64,673,884	54.8%
MidOcean(3)	18,683,333	15.0%
Wasatch Advisors, Inc.(4)	13,439,495	11.4%
Named Executive Officers, Directors and Director Nominees:
Matthew Rubel(5)	—	—
Gina Bianchini(5)	—	—
Tom Tomlinson(6)	—	—
Owen M. Basham(6)	—	—
James D. Coady(6)	—	—
Ginger M. Jones	—	—
Michelle Gloeckler	—	—
Anita Sehgal	—	—
Dominic Bardos(6)	—	—
Vinod Nimmagadda(6)	2,584	**
All directors and officers as a group (14 individuals)	2,584	**

**	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the named executive officers and directors of Holley is c/o Holley Inc., 1801 Russellville Rd, Bowling Green, Kentucky 42101.

(2)	Based on Schedule 13D/A filed with the SEC on February 15, 2022 by Holley Parent Holdings, LLC. Consists of shares of Common Stock that is held by the Holley Stockholder. The Holley Stockholder is governed by the Holley Stockholder LLCA among the Sentinel Investors and the other members party thereto. By virtue of (a) the ability of the Sentinel Investors under the Holley Stockholder LLCA to appoint and remove a majority of the members of the board of directors of the Holley Stockholder and (b) the ability of a majority of the board of directors of the Holley Stockholder to control investment and voting power over the shares of Common Stock held by the Holley Stockholder, the Sentinel Investors may be deemed to have beneficial ownership over the shares of Common Stock held of record by the Holley Stockholder. The Sentinel Investors are controlled by Sentinel Partners V, L.P. (“Sentinel Partners V”), their general partner, which is controlled by Sentinel Managing Company V, Inc. (“Sentinel Managing Company”), its general partner, which is controlled by David S. Lobel, its president and sole shareholder. Accordingly, each of Sentinel Partners V, Sentinel Managing Company and Mr. Lobel may be deemed to have beneficial ownership over the shares of Common Stock held by the Holley Stockholder. Each of the Sentinel Investors, Sentinel Partners V, Sentinel Managing Company and Mr. Lobel disclaims beneficial ownership of the shares of Common Stock held by the Holley Stockholder other than to the extent of their pecuniary interest therein. The address for each of the foregoing is c/o Sentinel Capital Partners, L.L.C., 330 Madison Avenue, 27th Floor, New York, NY 10017.

(3)	Based on Schedule 13D filed with the SEC on July 26, 2021 by MidOcean. Amount includes 6,333,333 shares of Common Stock underlying 4,666,667 Private Placement Warrants and 1,666,666 Public Warrants that are exercisable within 60 days of the date hereof. The managing member of the MidOcean Sponsor is MidOcean Associates V, L.P., a Delaware limited partnership (“Associates”). The general partner of MidOcean Partners V, L.P., a Delaware limited partnership (“Partners”) and MidOcean Partners Executive V, L.P., a Delaware limited partnership (“Executive”) is Associates. The general partner of Associates is Ultramar Capital, Ltd, a Cayman Islands company (“Ultramar”), which is controlled by James Edward Virtue (“Virtue”). Accordingly, (i) each of Partners, Associates, Ultramar, and Virtue may be deemed to have beneficial ownership of the securities held by Sponsor, and (ii) each of Associates, Ultramar, and Virtue may be deemed to have beneficial ownership of the securities held by Partners and Executive, and in each case, each of Sponsor, Partners, Executive, Associates, Ultramar and Virtue disclaims beneficial ownership of such securities except to the extent of their pecuniary interest therein. The business address of each of Sponsor, Executive, Partners, Associates, Ultramar and Virtue is 245 Park Avenue, 38th Floor, New York, NY 10167.

(4)	Based on Schedule 13G/A filed with the SEC on March 10, 2022 by Wasatch Advisors, Inc. Each of Wasatch Micro Cap Fund and Wasatch Core Growth Fund is a registered investment company under the Investment Company Act of 1940 (the “Wasatch Funds”). Each of the Wasatch Funds is advised by Wasatch Advisors, Inc., a registered investment advisor, which has voting power over an additional 3,598,179 shares of Common Stock not reflected in the above table. The business address of Wasatch Advisors, Inc. and the Wasatch Funds is 505 Wakara Way, Salt Lake City, UT 84108.

(5)	Does not include any shares indirectly owned by this individual as a result of the individual’s membership interest in the MidOcean Sponsor. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

(6)	Does not include any shares indirectly owned by this individual as a result of the individual’s securities interest in the Holley Parent Holdings, LLC. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Holley’s stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2021, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that the Form 3 filing reporting the equity holdings for Patrick Pierce, our Chief Human Resources Officer, was filed late due to administrative delays.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on Tuesday, May 10, 2022 at 8:00 a.m. Central Time, or at any adjournments or postponements thereof.

WHERE IS THE ANNUAL MEETING BEING HELD?

The Board has determined that the Annual Meeting should be held online this year via live audiocast. We believe that this is the right choice for Holley and its stockholders as it provides expanded stockholder access, improves communications and, given the ongoing pandemic, promotes the health and safety of participants by allowing them to participate from any location. This format also reduces the environmental impact of the Annual Meeting. The Company has endeavored to provide stockholders with the same rights and opportunities for participation in the Annual Meeting online as an in-person meeting.

HOW CAN I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING ONLINE?

Stockholders of record as of the close of business on March 18, 2022, the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote, ask questions, and view the list of registered stockholders as of the record date during the meeting, stockholders of record should go to the Annual Meeting website at www.virtualshareholdermeeting.com/HLLY2022, enter the 16-digit control number found on your proxy card or Notice and follow the instructions on the website.

If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.

The Annual Meeting will begin promptly at 8:00 a.m. Central Time on Tuesday, May 10, 2022. Online check-in will begin at approximately 7:45 a.m. Central Time, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. Technicians will be available to assist you with any difficulties you may have accessing the Annual Meeting.

Stockholders may submit questions before the Annual Meeting at www.proxyvote.com and during the Annual Meeting at the meeting website. We plan to answer as many questions as possible during the time permitted. More information regarding the question and answer process, including the number and types of questions permitted, and how questions will be recognized, answered, and disclosed, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect two Class I directors named in this proxy statement; and

2.	To ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for 2022.

We will also consider any other business that properly comes before the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board unanimously recommends that stockholders vote “FOR” each nominee for director and “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm.

WHO MAY VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on March 18, 2022 are entitled to vote at the Annual Meeting. As of the record date, there were 117,993,139 shares of our common stock issued and outstanding.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

In order for us to conduct the Annual Meeting, a quorum, consisting of a majority of the voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting, must be present or represented by proxy.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

WHAT IS THE PROXY CARD?

The proxy card enables you to appoint Tom Tomlinson, our CEO, and Dominic Bardos, our CFO, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Tomlinson and Mr. Bardos to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

IF I AM A STOCKHOLDER OF RECORD OF THE COMPANY’S SHARES, HOW DO I VOTE?

Before the Annual Meeting, you may vote:

●	By mail, by completing, signing, and dating your proxy card (if you have received a paper copy of a proxy card by mail).

●	Online at www.proxyvote.com.

●	By telephone, at 1-800-690-6903.

During the Annual Meeting, you may vote online at www.virtualshareholdermeeting.com/HLLY2022.

IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?

Beneficial owners should check their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm, bank, broker-dealer, or other similar organization. Brokerage firms , banks, broker-dealers, and other similar organizations generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm, bank, broker-dealer, or other similar organization for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast at the Annual Meeting. As a result, the nominees who receive the highest number of shares voted “for” his or her election are elected.

A “withhold” vote against a director will have no direct effect on his or her election. Broker non-votes will have no effect on this proposal.

WHAT VOTE IS REQUIRED TO RATIFY THE SELECTION BY OUR AUDIT COMMITTEE OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM?

Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of at least a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon.

Abstentions are not considered votes cast and will have no effect on this proposal. Because this is considered a “routine” matter, we do not expect there to be any broker non-votes.

CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may revoke your proxy or change your vote by voting at a later date by Internet or telephone or, if you received a paper copy of a proxy card by mail, by signing and returning a new proxy card with a later date or by attending the Annual Meeting online and voting. Your attendance at the Annual Meeting online will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Financial Officer at 1801 Russellville Road, Bowling Green, KY 42101 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?

If you vote by proxy card and sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees and “FOR” the ratification of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

IS MY VOTE KEPT CONFIDENTIAL?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

WHERE DO I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.

WHO BEARS THE COST OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

OTHER MATTERS

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. If other matters do properly come before the Annual Meeting, or at any such adjournment or postponement of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with the recommendations of our Board.

Submission of Stockholder Proposals for the 2023 Annual Meeting

Rule 14a-8 Proposals. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1801 Russellville Road, Bowling Green, KY 42101 no later than December 1, 2022.

Advance Notice Proposals and Nominations. In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting (but not for inclusion in the proxy statement). Notice of a nomination or proposal must be delivered to the Company at 1801 Russellville Road, Bowling Green, KY 42101 no later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no later than February 9, 2023 and no earlier than January 10, 2023. Nominations and proposals also must satisfy the other requirements set forth in the Bylaws.

In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Company no later than March 11, 2023.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should contact our offices by sending a written request to 1801 Russellville Road, Bowling Green, KY 42101 or calling 270-782-2900, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.

We will provide without charge to you, upon written or oral request, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and schedules. Any requests for copies of information, reports or other filings with the SEC should be directed to Investor Relations, Holley Inc., 1801 Russellville Road, Bowling Green, KY 42101.

1801 Russellville Road
Bowling Green, KY 42101

www.holley.com

Holley

HOLLEY INC.
1801 RUSSELLVILLE ROAD
BOWLING GREEN, KY 42101

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HLLY2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D76650-P69552 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOLLEY INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michelle Gloeckler
02) Anita Sehgal

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of Grant Thornton LLP as Holley Inc.'s independent registered public accounting firm for fiscal 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D76651-P69552

HOLLEY INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 10, 2022 8:00 a.m., Central Time

The undersigned hereby appoints Tom Tomlinson and Dominic Bardos, or either of them, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Holley Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Central Time, on May 10, 2022, at www.virtualshareholdermeeting.com/HLLY2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2.

Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side